UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)
_____________

Filed by the Registrant [  ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Under Rule 14a-12

FBR & Co.
(Name of Registrant as Specified In Its Charter)

Voce Catalyst Partners LP
Voce Capital Management LLC
Voce Capital LLC
J. Daniel Plants
Michael J. McConnell
Jarl Berntzen
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On June 10, 2016, Voce Capital Management LLC issued a press release attached hereto as Exhibit 1, which is incorporated by reference herein, regarding FBR & Co. (the “Company”).

VOCE CATALYST PARTNERS LP, VOCE CAPITAL MANAGEMENT LLC, VOCE CAPITAL LLC, JARL BERNTZEN, MICHAEL J. MCCONNELL AND J. DANIEL PLANTS (TOGETHER, THE “PARTICIPANTS”) HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON SCHEDULE 14A ON MAY 9, 2016 A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS’ SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF FBR & CO. (THE “COMPANY”) FOR USE AT THE COMPANY’S 2016 ANNUAL MEETING OF SHAREHOLDERS (THE “PROXY SOLICITATION”).

ALL SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD ARE AVAILABLE, ALONG WITH OTHER RELEVANT DOCUMENTS (WHEN THEY BECOME AVAILABLE), AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN ANNEXES I AND II TO THE DEFINITIVE PROXY STATEMENT FILED BY THE PARTICIPANTS WITH THE SEC ON MAY 9, 2016. THIS DOCUMENT CAN BE OBTAINED AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/.

Exhibit 1

VOCE REMINDS FBR SHAREHOLDERS TO VOTE TODAY ON BLUE PROXY
CARD FOR ITS BOARD NOMINEES

Voce Believes there is Broad Support among FBR Shareholders for Urgent Change

Reiterates the Time is Now to Reclaim FBR’s Legacy and End Syndrome of Strategic
Misfires and Underperformance

All Three Leading Proxy Advisory Firms – ISS, Glass Lewis and Egan-Jones –
Recommend that Shareholders Support Voce and Vote on BLUE Proxy Card

Voce’s Nominees Jarl Berntzen, Michael J. McConnell and J. Daniel Plants Possess the
Right Mix of Experience and Skills to Deliver Long-term Value for FBR Shareholders

San Francisco, CA (June 10, 2016) – Voce Capital Management LLC (“Voce”), which along with its nominees owns 5.2% of FBR & Co. (Nasdaq: FBRC) (“FBR” or the “Company”) and is the Company’s third-largest shareholder, today reiterated its appeal to FBR shareholders to vote on the BLUE proxy card for all three of Voce’s highly qualified nominees, Jarl Berntzen, Michael J. McConnell and J. Daniel Plants, at FBR’s June 14, 2016 Annual Meeting of Shareholders.

Voce highlighted the following key points:

•	Based on recent meetings with many of FBR’s shareholders, Voce is more confident than ever that the majority of FBR’s institutional investors concur that urgent change is required at the Company.

•

All three major proxy advisory firms recommend that shareholders support Voce in its push for change at FBR. ISS and Egan-Jones both recommend that shareholders vote on the BLUE proxy card for all three of Voce’s highly qualified nominees, while Glass Lewis recommends shareholders vote on the BLUE proxy card for Voce nominee Jarl Berntzen.

•

Voce’s nominees Jarl Berntzen, Michael J. McConnell and J. Daniel Plants have the right investment banking advisory and public company board experience to help unlock value for FBR’s shareholders. Voce believes its nominees would revitalize FBR’s Board and restore the independent, objective oversight the Company sorely needs.

The Pyramid | 600 Montgomery Street
San Francisco, CA 94111

(415) 489-2600 tel
(415) 489-2610 fax

www.vocecapital.com

•	Voce believes that FBR’s constantly shifting strategic priorities, overly-optimistic forecasts and unwillingness to accept responsibility for failed initiatives are responsible for the negative returns and significant market underperformance suffered by shareholders since current management’s appointment in 2009.

•	In particular, FBR’s advisory business has proven to be a dismal failure, despite being ballyhooed by management, in Voce’s judgment. Portrayed by management as a major focus for at least the past six years, the advisory practice at FBR has consistently faltered, with revenues that are 44% lower under current management and which have been flat for several years. Voce’s candidates were nominated specifically because of their experience in this area.

•	Voce continues to believe that FBR’s Board and management are not running the Company for the benefit of shareholders, as shown by its compensation practices, unanswered questions about the Board’s loyalties (including the Lead Director’s potentially conflicting interests) and refusal to engage with Voce throughout this process.

Voce concluded:

“We believe that FBR can rekindle its proud heritage – by refocusing on its traditional, core strengths and by revitalizing its corporate governance. Our nominees possess the right experience and skill sets to drive this change forward, in our opinion, and all three of the proxy advisory services have agreed with our assessment that change is needed. We have been very encouraged by our recent interactions with numerous shareholders, who have echoed this view. We urge our fellow shareholders to vote today on the BLUE proxy card for our three highly qualified nominees, Jarl Berntzen, Michael J. McConnell and J. Daniel Plants. As we quickly approach FBR’s Annual Meeting on June 14, the time is now for shareholders to help set FBR back on the path to success.”

About Voce Capital Management LLC

Voce Capital Management LLC is a fundamental value-oriented, research-driven investment adviser founded in 2011 by J. Daniel Plants. The San Francisco-based firm is 100% employee-owned.

Additional Information and Where to Find It

VOCE CATALYST PARTNERS LP, VOCE CAPITAL MANAGEMENT LLC, VOCE CAPITAL LLC, JARL BERNTZEN, MICHAEL J. MCCONNELL AND J. DANIEL PLANTS (TOGETHER, THE “PARTICIPANTS”) HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON SCHEDULE 14A ON MAY 9, 2016 A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS’ SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF FBR & CO. (THE “COMPANY”) FOR USE AT THE COMPANY’S 2016 ANNUAL MEETING OF SHAREHOLDERS (THE “PROXY SOLICITATION”).

ALL SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD ARE AVAILABLE, ALONG WITH OTHER RELEVANT DOCUMENTS (WHEN THEY BECOME AVAILABLE), AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN ANNEXES I AND II TO THE DEFINITIVE PROXY STATEMENT FILED BY THE PARTICIPANTS WITH THE SEC ON MAY 9, 2016. THIS DOCUMENT CAN BE OBTAINED AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/.

Media Contact:
Sloane & Company
Dan Zacchei/Joseph Germani
(212) 486-9500

Investor Contact:
Georgeson LLC
David S. Drake, President
(212) 440-9861